Exhibit 99.1 Press Release | For Distribution

Zix Reports Third Quarter 2018 Financial Results

New First Year Order Growth, Increasing Attach Rates and Rising Backlog Demonstrate Continued Successful Execution of Strategy

DALLAS — October 23, 2018 — Zix Corporation (Zix) (NASDAQ: ZIXI), a leader in email security, today announced financial results for the third quarter ended September 30, 2018.

Third Quarter 2018 Financial Highlights (results compared to the same year-ago quarter)

•	Revenue increased 8% to a record $17.9 million

•	Annual contract value (ACV) increased 13% to a record $74.9 million

•	New First Year Orders (NFYO) increased 24% to $2.6 million

•	Total orders increased 33% to $19.0 million

•	GAAP net income increased 29% to $2.5 million

•	GAAP fully diluted earnings per share increased 32% to $0.05

•	Cash flow from operations increased 10% to $7.4 million

•	Non-GAAP fully diluted earnings per share increased 23% to $0.09

•	Adjusted EBITDA increased 16% to $5.3 million, representing an adjusted EBITDA margin of 30%

•	The company ended the quarter with $24.0 million in cash and no debt

Management Commentary

“Q3 2018 represented another major milestone for Zix, as we achieved more than 20% New First Year Order growth for the second consecutive quarter,” said David Wagner, Zix’s Chief Executive Officer. “Year-to-date New First Year Orders are up by more than 20% and year-to-date total orders are up more than 25%, driven by the continued strong performance of both our direct and channel sales teams across all customer sizes. We are especially pleased with this broad-based success, as it demonstrates the repeatability of our go-to market process and validates our strategy of bundling cloud-based email security solutions. During the quarter, we secured our largest ZixProtect win so far and built on the solid new product traction generated in the first half of 2018.”

Zix’s Chief Financial Officer Dave Rockvam added: “Our record revenue and continued cost management for the quarter enabled us to beat both our top-line and bottom-line guidance. In addition to strong New First Year Order growth, we experienced another robust quarter with total orders, which were up 33% year-over-year. As expected, our growing revenue enabled us to achieve our 30% adjusted EBITDA

www.zixcorp.com

Exhibit 99.1 Press Release | For Distribution

margin target. In addition, we experienced another quarter of solid cash flow generation, ending Q3 with a healthy balance sheet consisting of no debt and $24.0 million in cash, up $6.3 million from the end of the prior quarter. Given the company’s strong performance in the year thus far, we are once again increasing the midpoint of our 2018 revenue and GAAP earnings per share guidance, as well as our 2018 non-GAAP adjusted earnings per share guidance.”

Wagner continued: “As our results for the first three quarters indicate, 2018 is shaping up to be a really positive year for Zix. The attach rate of our new solutions continues to exceed our plan. New First Year Orders and total orders are climbing, and our retention strategies are progressing as we continue to migrate customers to our multi-tenant cloud platform. Overall, it’s been a solid year for the company; we’re executing according to plan and have good visibility heading into next year with our healthy backlog. From a macro standpoint, the market for our solutions remains strong, with multiple tailwinds in our favor. Email boxes continue to move to the cloud at an accelerating pace and remain one of the most targeted areas of cyberattack. As a result, regulation and compliance concerns continue to rise, leading customers to augment their protection with services like ours. We look forward to continuing to capitalize on these growth drivers and executing on the strategy we’ve laid out to drive returns for our shareholders.”

Recent Operational Highlights

•	Launched the latest version of ZixEncrypt EMS featuring a new, mobile-first unified user experience

•	Strengthened the Zix partner program with addition of top Google partners, which will resell the full suite of Zix solutions, including ZixArchive®, ZixEncrypt® and ZixProtect®

•	Awarded the International Organization for Standardization (ISO) 27001 certification, validating the strength of Zix’s solutions in preserving the security of information assets

www.zixcorp.com

Exhibit 99.1 Press Release | For Distribution

Third Quarter 2018 Corporate Financial Summary and Other Operational Metrics

$ in Millions, except per share data	Q3 2018	Q3 2017	Change (1)
Revenue	$17.9	$16.6	7.7%
GAAP Gross Profit	$14.0	$13.3	5.2%
GAAP Net Income	$2.5	$1.9	28.8%
GAAP Net Income Per Share – Diluted	$0.05	$0.03	31.6%
EBITDA (2)	$4.4	$3.7	17.5%
EBITDA Margin	24.4%	22.3%	2.0 pts
Non-GAAP Adjusted Gross Profit (3)	$14.2	$13.4	5.9%
Non-GAAP Adjusted Net Income (3)	$4.7	$3.9	20.6%
Non-GAAP Adjusted Net Income Per Share – Diluted (3)	$0.09	$0.07	23.2%
Adjusted EBITDA (3)	$5.3	$4.6	15.8%
Adjusted EBITDA Margin (3)	29.8%	27.7%	2.1 pts
New First Year Orders	$2.6	$2.1	23.5%
Total Orders	$19.0	$14.3	33.1%
Backlog (4)	$74.0	$75.0	(1.3%)
ACV	$74.9	$66.1	13.4%

Fiscal Nine Months 2018 Corporate Financial Summary and Other Operational Metrics

$ in Millions, except per share data	YTD 2018	YTD 2017	Change (1)
Revenue	$52.0	$48.9	6.5%
GAAP Gross Profit	$40.8	$39.5	3.3%
GAAP Net Income	$6.2	$4.8	28.4%
GAAP Net Income Per Share – Diluted	$0.12	$0.09	30.5%
EBITDA (2)	$11.3	$10.4	7.9%
EBITDA Margin	21.7%	21.4%	0.3 pts
Non-GAAP Adjusted Gross Profit (3)	$41.4	$39.9	3.9%
Non-GAAP Adjusted Net Income (3)	$12.9	$11.1	16.0%
Non-GAAP Adjusted Net Income Per Share – Diluted (3)	$0.24	$0.20	17.9%
Adjusted EBITDA (3)	$14.6	$13.3	9.5%
Adjusted EBITDA Margin (3)	28.0%	27.2%	0.8 pts
New First Year Orders	$8.2	$6.8	20.1%
Total Orders	$55.7	$44.3	25.6%

(1)	Changes are based on actual numbers versus numbers shown in the columns, which may reflect rounding
(2)	Earnings before interest, taxes, depreciation and amortization
(3)	A reconciliation of GAAP to non-GAAP adjusted results is included in this press release and available on the Zix investor relations website at http://investor.zixcorp.com
(4)	Service contract commitments that represent future revenue to be recognized as the services are provided

www.zixcorp.com

Exhibit 99.1 Press Release | For Distribution

Financial Outlook

For fourth quarter 2018, the company forecasts revenue to range between $18.0 million and $18.2 million. The company forecasts fully diluted GAAP earnings per share to be in a range of $0.04 and $0.05 and fully diluted non-GAAP adjusted earnings per share to be $0.09 for the fourth quarter 2018.

For fiscal year 2018, the company is increasing the midpoint of its revenue guidance range to between $70.0 million to $70.2 million, representing an increase of 7% compared to fiscal year 2017. The company forecasts fully diluted GAAP earnings per share to be between $0.16 and $0.17 and increases its fully diluted non-GAAP adjusted earnings per share guidance to $0.33 for fiscal year 2018.

Conference Call Information

Management will discuss these financial results and outlook on a conference call today (October 23, 2018) at 5:00 p.m. ET (2:00 p.m. PT).

A live webcast of the conference call will be available in the investor relations section of Zix’s website here. Alternatively, participants can access the conference call by dialing 1-855-853-6940 (U.S. toll-free) or 1-720-634-2906 (international) at least 15 minutes before the call and entering access code 6944557. If you have any difficulty connecting with the conference call, please contact Liolios Group at 1-949-574-3860.

An audio replay of the conference will be available for seven days, by dialing 1-855-859-2056 (U.S. toll-free) or 1-404-537-3406 (international) and entering the access code 6944557. An archive of the webcast will also be available on the Zix investor relations website.

About Zix Corporation

Zix Corporation (Zix) is a leader in email security. Trusted by the nation’s most influential institutions in healthcare, finance and government, Zix delivers a superior experience and easy-to-use solutions for email encryption and data loss prevention, advanced threat protection, unified information archiving and bring your own device (BYOD) mobile security. Focusing on the protection of business communication, Zix enables its customers to better secure data and meet compliance needs. Zix is publicly traded on the Nasdaq Global Market under the symbol ZIXI. For more information, visit www.zixcorp.com.

###

www.zixcorp.com

Exhibit 99.1 Press Release | For Distribution

Zix Company Contact Taylor Johnson (214) 370-2134 tjohnson@zixcorp.com	Zix Investor Contact Matt Glover and Najim Mostamand, CFA Liolios Group, Inc. (949) 574-3860 ZIXI@liolios.com

Statements in this release that are not purely historical facts or that necessarily depend upon future events, including statements about forecasts of sales, revenue, earnings or earnings per share, potential benefits of strategic relationships, or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements are based upon information available to Zix on the date this release was issued. Zix undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including but not limited to risks or uncertainties related to market acceptance of both existing and new Zix solutions, changing market dynamics resulting from technological change and innovation, and how privacy and data security laws may affect demand for Zix data protection solutions. Zix may not succeed in addressing these and other risks. Further information regarding factors that could affect Zix financial and other results can be found in the risk factors section of Zix’s most recent annual report on Form 10-K filed with the Securities and Exchange Commission, as those risk factors may be supplemented in subsequent filings.

www.zixcorp.com

ZIX CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30, 2018 (unaudited)	December 31, 2017
ASSETS
Current assets:
Cash and cash equivalents	$23,977,000	$33,009,000
Receivables, net	3,222,000	1,389,000
Prepaid and other current assets	2,826,000	3,222,000

Total current assets	30,025,000	37,620,000
Property and equipment, net	4,058,000	4,048,000
Other assets and deferred costs	8,647,000	—
Intangible Assets, Net	14,640,000	5,524,000
Goodwill	13,494,000	8,469,000
Deferred tax assets	21,371,000	25,647,000

Total assets	$92,235,000	$81,308,000

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$8,600,000	$7,154,000
Deferred revenue	29,425,000	28,362,000

Total current liabilities	38,025,000	35,516,000
Long-term liabilities:
Deferred revenue	2,392,000	1,087,000
Deferred rent	1,054,000	1,185,000

Total long-term liabilities	3,446,000	2,272,000

Total liabilities	41,471,000	37,788,000
Total stockholders’ equity	50,764,000	43,520,000

Total liabilities and stockholders’ equity	$92,235,000	$81,308,000

ZIX CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Revenue	$17,876,000	$16,592,000	$52,029,000	$48,863,000

Cost of revenue	3,870,000	3,272,000	11,189,000	9,342,000

Gross profit	14,006,000	13,320,000	40,840,000	39,521,000
Operating expenses:
Research and development	2,764,000	2,916,000	8,720,000	8,047,000
Selling, general and administrative	8,025,000	7,514,000	24,139,000	23,282,000

Total operating expenses	10,789,000	10,430,000	32,859,000	31,329,000

Operating income	3,217,000	2,890,000	7,981,000	8,192,000
Operating margin	18%	17%	15%	17%

Other income, net	183,000	86,000	662,000	230,000

Income before income taxes	3,400,000	2,976,000	8,643,000	8,422,000
Income tax expense	(945,000)	(1,070,000)	(2,455,000)	(3,603,000)

Net income	$2,455,000	$1,906,000	$6,188,000	$4,819,000

Basic income per common share:	$0.05	$0.04	$0.12	$0.09

Diluted income per common share:	$0.05	$0.03	$0.12	$0.09

Shares used in per share calculation - basic	52,494,340	53,786,876	52,611,161	53,443,749

Shares used in per share calculation - diluted	53,474,849	54,631,407	53,389,622	54,263,258

ZIX CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Nine Months Ended September 30,
	2018	2017
Operating activities:
Net income	$6,188,000	$4,819,000
Non-cash items in net income	7,668,000	7,262,000
Changes in operating assets and liabilities	(2,094,000)	1,903,000

Net cash provided by operating activities	11,762,000	13,984,000

Investing activities:
Purchases of property and equipment	(2,340,000)	(1,754,000)
Acquisition of business, net of cash acquired	(11,773,000)	(8,245,000)

Net cash used in investing activities	(14,113,000)	(9,999,000)

Financing activities:
Proceeds from exercise of stock options	161,000	4,198,000
Stock issuance costs	(195,000)	—
Earn-out payment	(605,000)	—
Purchase of treasury stock	(6,042,000)	(1,880,000)

Net cash provided used in financing activities	(6,681,000)	2,318,000

Decrease in cash and cash equivalents	(9,032,000)	6,303,000
Cash and cash equivalents, beginning of period	33,009,000	26,457,000

Cash and cash equivalents, end of period	$23,977,000	$32,760,000

ZIX CORPORATION

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(Unaudited)

		Three Months Ended September 30,		Nine Months Ended September 30,
		2018	2017	2018	2017
Revenue:
GAAP revenue		$17,876,000	$16,592,000	$52,029,000	$48,863,000

Cost of revenue
GAAP cost of revenue		$3,870,000	$3,272,000	$11,189,000	$9,342,000
Stock-based compensation charges (1)	(A)	(91,000)	(78,000)	(238,000)	(226,000)
Strategic consulting and litigation costs (2)	(B)	—	(1,000)	(1,000)	(3,000)
Intangible Amortization (3)	(C)	(139,000)	(50,000)	(280,000)	(100,000)
Corporate separation payment (4)	(D)	—	—	(28,000)	—

Non-GAAP adjusted cost of revenue		$3,640,000	$3,143,000	$10,642,000	$9,013,000

Gross profit:
GAAP gross profit		$14,006,000	$13,320,000	$40,840,000	$39,521,000
Stock-based compensation charges (1)	(A)	91,000	78,000	238,000	226,000
Strategic consulting and litigation costs (2)	(B)	—	1,000	1,000	3,000
Intangible Amortization (3)	(C)	139,000	50,000	280,000	100,000
Corporate separation payment (4)	(D)	—	—	28,000	—

Non-GAAP adjusted gross profit		$14,236,000	$13,449,000	$41,387,000	$39,850,000

Research and development expense
GAAP research and development expense		$2,764,000	$2,916,000	$8,720,000	$8,047,000
Stock-based compensation charges (1)	(A)	(130,000)	(98,000)	(333,000)	(276,000)
Strategic consulting and litigation costs (2)	(B)	—	(52,000)	(58,000)	(55,000)
Intangible Amortization (3)	(C)	—	—	(76,000)	—

Non-GAAP adjusted research and development expense		$2,634,000	$2,766,000	$8,253,000	$7,716,000

Selling and marketing expense
GAAP selling and marketing expense		$5,223,000	$4,852,000	$15,054,000	$15,247,000
Stock-based compensation charges (1)	(A)	(239,000)	(234,000)	(652,000)	(670,000)
Strategic consulting and litigation costs (2)	(B)	—	(1,000)	(7,000)	(2,000)
Intangible Amortization (3)	(C)	(157,000)	(57,000)	(380,000)	(113,000)

Non-GAAP adjusted selling and marketing expense		$4,827,000	$4,560,000	$14,015,000	$14,462,000

General and administrative expense
GAAP general and administrative expense		$2,802,000	$2,662,000	$9,085,000	$8,035,000
Stock-based compensation charges (1)	(A)	(441,000)	(334,000)	(1,150,000)	(851,000)
Strategic consulting and litigation costs (2)	(B)	(64,000)	(90,000)	(857,000)	(760,000)
Corporate separation payment (4)	(D)	—	—	40,000	(3,000)

Non-GAAP adjusted general and administrative expense		$2,297,000	$2,238,000	$7,118,000	$6,421,000

Operating income:
GAAP operating income		$3,217,000	$2,890,000	$7,981,000	$8,192,000
Stock-based compensation charges (1)	(A)	901,000	744,000	2,373,000	2,023,000
Strategic consulting and litigation costs (2)	(B)	64,000	144,000	923,000	820,000
Intangible Amortization (3)	(C)	296,000	107,000	736,000	213,000
Corporate separation payment (4)	(D)	—	—	(12,000)	3,000

Non-GAAP adjusted operating income		$4,478,000	$3,885,000	$12,001,000	$11,251,000

Adjusted Operating Margin		25.1%	23.4%	23.1%	23.0%

Net income:
GAAP net income		$2,455,000	$1,906,000	$6,188,000	$4,819,000
Stock-based compensation charges (1)	(A)	901,000	744,000	2,373,000	2,023,000
Strategic consulting and litigation costs (2)	(B)	64,000	144,000	923,000	820,000
Intangible Amortization (3)	(C)	296,000	107,000	736,000	213,000
Corporate separation payment (4)	(D)	—	—	(12,000)	3,000
Income tax impact	(E)	969,000	983,000	2,660,000	3,215,000

Non-GAAP adjusted net income		$4,685,000	$3,884,000	$12,868,000	$11,093,000

Diluted net income per common share:
GAAP net income per share		$0.05	$0.03	$0.12	$0.09
Adjustments per share	(A-E)	$0.04	$0.04	$0.12	$0.11

Non-GAAP adjusted net income per share		$0.09	$0.07	$0.24	$0.20

Shares used to compute Non-GAAP adjusted net income per share – diluted		53,474,849	54,631,407	53,389,622	54,263,258

Reconciliation of Net income to EBITDA and Adjusted EBITDA:	(F)
Net income		$2,455,000	$1,906,000	$6,188,000	$4,819,000
Income tax provision		945,000	1,070,000	2,455,000	3,603,000
Depreciation		581,000	621,000	1,756,000	1,811,000
Amortization		373,000	107,000	877,000	213,000

EBITDA		4,354,000	3,704,000	11,276,000	10,446,000

Adjustments:
Stock-based compensation charges (1)	(A)	901,000	744,000	2,373,000	2,023,000
Strategic consulting and litigation costs (2)	(B)	64,000	144,000	923,000	820,000
Corporate separation payment (4)	(D)	—	—	(12,000)	3,000

Adjusted EBITDA		$5,319,000	$4,592,000	$14,560,000	$13,292,000

Adjusted EBITDA margin		29.8%	27.7%	28.0%	27.2%

ZIX CORPORATION

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
(1) Stock-based compensation charges are included as follows:
Cost of revenues	$91,000	$78,000	$238,000	$226,000
Research and development	130,000	98,000	333,000	276,000
Selling and marketing	239,000	234,000	652,000	670,000
General and administrative	441,000	334,000	1,150,000	851,000

	$901,000	$744,000	$2,373,000	$2,023,000

(2) Strategic consulting, acquisition, and litigation costs are included as follows:
Cost of revenues	—	1,000	1,000	3,000
Research and development	—	52,000	58,000	55,000
Selling and marketing	—	1,000	7,000	2,000
General and administrative	64,000	90,000	857,000	760,000

	$64,000	$144,000	$923,000	$820,000

(3) Intangible Amortization is included as follows:
Cost of revenues	139,000	50,000	280,000	100,000
Research and development	—	—	76,000	—
Selling and marketing	157,000	57,000	380,000	113,000

	$296,000	$107,000	$736,000	$213,000

(4) Corporate separation payment is included as follows:
Cost of revenues	—	—	28,000	—
General and administrative	—	—	(40,000)	3,000

	$—	$—	$(12,000)	$3,000

This presentation includes Non-GAAP measures. Our Non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations of these measures, see Notes to Reconciliation of GAAP to Non-GAAP Financial Measures on the next page.

ZIX CORPORATION

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES OUTLOOK

	LOW Three Months Ended September 30	HIGH Three Months Ended September 30	LOW Twelve Months Ended December 31,	HIGH Twelve Months Ended December 31,
	2018	2018	2018	2018
Revenue:
GAAP revenue	$18,000,000	$18,200,000	$70,000,000	$70,200,000

Diluted net income per common share:
GAAP net income	$0.04	$0.05	$0.16	$0.17
Stock-based compensation charges	$0.02	$0.02	$0.06	$0.06
Strategic consulting and litigation costs	$0.00	$0.00	$0.02	$0.02
Intangible Amortization	$0.01	$0.01	$0.02	$0.02
Income tax impact	$0.02	$0.01	$0.07	$0.06

Non-GAAP adjusted net income	$0.09	$0.09	$0.33	$0.33

Shares used to compute Non-GAAP adjusted net income per share - diluted	53,734,617	53,734,617	53,479,000	53,479,000

This presentation includes Non-GAAP measures. Our Non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations of these measures, see Notes to Reconciliation of GAAP to Non-GAAP Financial Measures on the next page.

ZIX CORPORATION

NOTES TO RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

USE OF NON-GAAP FINANCIAL INFORMATION

The Company occasionally utilizes financial measures and terms not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”) in order to provide investors with an alternative method for assessing our operating results in a manner that enables investors to more thoroughly evaluate our current performance as compared to past performance. We also believe these Non-GAAP measures provide investors with a more informed baseline for modeling the Company’s future financial performance. Management uses these Non-GAAP financial measures to make operational and investment decisions, to evaluate the Company’s performance, to forecast and to determine compensation. Further, management utilizes these performance measures for purposes of comparison with its business plan and individual operating budgets and allocation of resources. We believe that our investors should have access to, and that we are obligated to provide, the same set of tools that we use in analyzing our results. These Non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. We have provided definitions below for certain Non-GAAP financial measures, together with an explanation of why management uses these measures and why management believes that these Non-GAAP financial measures are useful to investors. In addition, in our earnings release we have provided tables to reconcile the Non-GAAP financial measures utilized to GAAP financial measures.

ADJUSTED NON-GAAP MEASURES

Our Non-GAAP measures adjust GAAP Cost of revenue, Gross profit, Research and development expense, Selling and marketing expense, General and administrative expense, Operating income, Net income, Net income per share - diluted, and EBITDA for non-cash stock-based compensation expense, and strategic consulting and litigation costs to derive Non-GAAP adjusted Cost of revenue, adjusted Gross profit, adjusted Research and development expense, adjusted Selling and marketing expense, adjusted General and administrative expense, adjusted Operating income, adjusted Net income, adjusted Net income per share - diluted and adjusted EBITDA. We provide a reconciliation of these adjusted Non-GAAP measures to GAAP Gross profit, Operating income, Net income, Net income per share - diluted and EBITDA.

Our forward-looking adjusted Non-GAAP earnings per share information consistently excludes non-cash stock-based compensation expense. Additionally, the adjusted Non-GAAP earnings per share will consistently exclude litigation expenses and non-recurring items that impact our ongoing business. See items (A) through (E) below for further information on the current quarter’s reconciling items.

Items (A) through (F) on the “Reconciliation of GAAP to Non-GAAP Financial Measures” table are listed to the right of certain categories under “Gross profit,” “Operating income,” “Net income,” “Net income per share - diluted” and “EBITDA” and correspond to the categories explained in further detail below under (A) through (F).

(A) Non-cash stock-based compensation charges relating to stock option grants, restricted stock, and restricted stock units awarded to and accounted for in accordance with Share-Based Payment accounting guidance. See (1) on previous page for breakdown of stock-based compensation. Because of varying valuation methodologies, subjective assumptions and varying award types, the Company believes that the exclusion of stock-based compensation charges provides for more accurate comparisons to our peer companies and for a more accurate comparison of our financial results to previous periods. Additionally, the Company believes it is useful to investors to understand the specific impact of non-cash stock-based compensation charges on our operating results.

(B) Strategic consulting, acquisition and litigation costs. See item (2) on previous page. The Company’s management excludes certain board-directed consulting costs and litigation expenses when evaluating its ongoing performance and/or predicting its earnings trends and therefore excludes these charges on our adjusted operating results.

(C) Intangible amortization costs. See item (3) on previous page. The Company’s management excludes amortization expenses associated with the acquisition of intangible assets when evaluating its ongoing performance and/or predicting its earnings trends and therefore excludes these charges on our adjusted operating results.

(D) Corporate separation payment relating to employment termination benefits agreement. See item (4) on previous page. The Company’s management excludes these costs when evaluating its ongoing performance and/or predicting its earnings trends and therefore excludes these charges on our adjusted operating results.

(E) The Non-GAAP adjustment to the tax provision represents the non-cash tax expense included in the GAAP tax provision, including the current period utilization of deferred tax assets created in previous periods. The remaining provision for income taxes represents expected cash taxes to be paid.

(F) EBITDA represents earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA adds back stock-based compensation charges and litigation expenses.